Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At July 31, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 95.0%
Aerospace & Defense - 1.8%
Raytheon Technologies Corp.	650,000	$ 36,842,000

Automobiles - 4.0%
General Motors Co.	3,240,000	80,643,600

Banks - 6.0%
Citigroup, Inc.	1,400,000	70,014,000
JPMorgan Chase & Co.	540,000	52,185,600

		122,199,600

Beverages - 3.2%
Primo Water Corp.	4,486,884	63,758,622

Biotechnology - 5.3%
AbbVie, Inc.	1,120,000	106,299,200

Capital Markets - 3.5%
Morgan Stanley	1,465,000	71,609,200

Chemicals - 4.6%
DuPont de Nemours, Inc.	1,728,324	92,430,768

Communications Equipment - 0.4%
CommScope Holding Co., Inc. (A)	791,175	7,342,104

Containers & Packaging - 2.0%
International Paper Co.	1,150,000	40,008,500

Diversified Financial Services - 7.2%
Berkshire Hathaway, Inc., Class B (A)	540,000	105,721,200
Voya Financial, Inc.	803,521	39,693,937

		145,415,137

Diversified Telecommunication Services - 2.4%
Verizon Communications, Inc.	860,000	49,432,800

Electric Utilities - 1.5%
Exelon Corp.	760,000	29,343,600

Electrical Equipment - 4.1%
Eaton Corp. PLC	890,000	82,885,700

Food & Staples Retailing - 2.9%
Walmart, Inc.	450,000	58,230,000

Food Products - 8.4%
Archer-Daniels-Midland Co.	1,800,000	77,094,000
Post Holdings, Inc. (A)	176,756	15,685,327
TreeHouse Foods, Inc. (A)	691,636	30,307,489
Tyson Foods, Inc., Class A	774,999	47,623,689

		170,710,505

Health Care Equipment & Supplies - 1.1%
Medtronic PLC	240,000	23,155,200

Health Care Providers & Services - 1.1%
Cigna Corp. (A)	124,927	21,573,644

Insurance - 3.5%
American International Group, Inc.	2,200,000	70,708,000

IT Services - 2.4%
International Business Machines Corp.	390,000	47,946,600

	Shares	Value
COMMON STOCKS (continued)
Media - 1.4%
Comcast Corp., Class A	645,000	$ 27,606,000

Multi-Utilities - 3.5%
CenterPoint Energy, Inc.	3,724,999	70,812,231

Oil, Gas & Consumable Fuels - 5.8%
Chevron Corp.	515,000	43,229,100
Exxon Mobil Corp.	675,000	28,404,000
Phillips 66	300,000	18,606,000
Williams Cos., Inc.	1,415,000	27,068,950

		117,308,050

Pharmaceuticals - 5.6%
Johnson & Johnson	400,000	58,304,000
Pfizer, Inc.	1,450,000	55,796,000

		114,100,000

Semiconductors & Semiconductor Equipment - 4.8%
Intel Corp.	2,050,000	97,846,500

Specialty Retail - 5.9%
Lowe’s Cos., Inc.	465,000	69,243,150
TJX Cos., Inc.	980,000	50,950,200

		120,193,350

Wireless Telecommunication Services - 2.6%
Vodafone Group PLC, ADR	3,500,000	53,200,000

Total Common Stocks (Cost $1,943,438,726)		1,921,600,911

	Principal	Value
REPURCHASE AGREEMENT - 5.7%
Fixed Income Clearing Corp., 0.00% (B), dated 07/31/2020, to be repurchased at $114,718,783 on 08/03/2020. Collateralized by U.S. Government Obligations, 2.13% - 2.38%, due 02/29/2024 - 03/31/2024, and with a total value of $117,013,251.	$ 114,718,783	114,718,783

Total Repurchase Agreement (Cost $114,718,783)		114,718,783

Total Investments (Cost $2,058,157,509)		2,036,319,694
Net Other Assets (Liabilities) - (0.7)%		(14,492,403)

Net Assets - 100.0%		$ 2,021,827,291

The notes are an integral part of this report. Transamerica Funds	Page 1

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At July 31, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,921,600,911	$—	$—	$1,921,600,911
Repurchase Agreement	—	114,718,783	—	114,718,783

Total Investments	$1,921,600,911	$114,718,783	$—	$2,036,319,694

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at July 31, 2020.
(C)	There were no transfers in or out of Level 3 during the period ended July 31, 2020. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The notes are an integral part of this report. Transamerica Funds	Page 2

Transamerica Large Cap Value

NOTES TO SCHEDULE OF INVESTMENTS

At July 31, 2020

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

The notes are an integral part of this report. Transamerica Funds	Page 3